Dreyfus Premier Japan Fund

Investing in stocks of Japanese companies for long-term capital growth

PROSPECTUS December 15, 1999


As revised, August 15, 2000


(reg.tm)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Fund

Dreyfus Premier Japan Fund
--------------------------------

Ticker Symbols NOT YET AVAILABLE

Contents

The Fund
--------------------------------------------------------------------------------

Goal/Approach                                                  INSIDE COVER

Main Risks                                                                1

Past Performance                                                          2

Expenses                                                                  3


Management                                                                4

Financial Highlights                                                      6


Your Investment
--------------------------------------------------------------------------------


Account Policies                                                          7

Distributions and Taxes                                                  10

Services for Fund Investors                                              11

Instructions for Regular Accounts                                        12

Instructions for IRAs                                                    13


For More Information
--------------------------------------------------------------------------------

SEE BACK COVER.

GOAL/APPROACH


The fund seeks long-term capital growth. To pursue this goal, the fund invests primarily in stocks of Japanese companies. Generally, the fund invests at least 60% of its assets in Japanese companies with market caps of at least $1.5 billion at the time of investment. The fund's investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings.


In choosing stocks, the portfolio manager identifies and forecasts: key trends in economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; company fundamentals and long-term trends in currency movements

Within markets and sectors determined to be relatively attractive, the portfolio manager seeks what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector. The portfolio manager generally will sell securities when themes or strategies change or when the portfolio manager determines that a company's prospects have changed or that its stock is fully valued by the market.

Many of the securities in which the fund invests are denominated in yen. To protect the fund against potential depreciation of the yen versus the U.S. dollar, the portfolio manager may, at times, engage in currency hedging.

Concepts to understand

JAPANESE COMPANY: a company organized under the laws of Japan or for which the principal securities trading market is Japan; or a company, wherever organized, with a majority of its assets or business in Japan.

CURRENCY HEDGING: the value of the yen can fluctuate significantly relative to the U.S. dollar and potentially result in losses for investors. To help offset such declines, the portfolio manager may employ certain techniques designed to reduce the fund's foreign currency exposure. Generally, this involves buying options, futures, or forward contracts for the foreign currency.

MAIN RISKS

While stocks have historically been a choice of long-term investors, they do fluctuate in price. The value of your investment in the fund will go up and down, which means that you could lose money.

The fund's performance will be influenced by political, social and economic factors affecting investments in Japanese companies. Special risks include exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, a lack of comprehensive company information, political instability, and differing auditing and legal standards. Each of those risks could result in more volatility for the fund. While investments in all foreign countries are subject to those risks, the fund's concentration in Japanese securities could cause the fund's performance to be more volatile than that of more geographically diversified funds.

Small companies carry additional risks because their operating histories tend to be more limited, their earnings less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. Some of the fund's investments will rise and fall based on investor perceptions rather than economics.


In addition to being geographically concentrated, the fund may invest in a limited number of securities. Typically the fund invests in 40 to 50 companies. Accordingly, the fund's portfolio may be more sensitive to changes in the market value of a single company, group of companies or industry.


Under adverse market conditions, the fund could invest some or all of its assets in money market securities. Although the fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Other potential risks


The fund may purchase securities of companies in initial public offerings ("IPOs"). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

The fund can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the fund's gains or losses.


The Fund       1



<PAGE 1>

PAST PERFORMANCE

As a new fund, past performance information is not available for the fund as of the date of this prospectus.


What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

2



<PAGE 2>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the tables below.

Fee table

                                                                CLASS A       CLASS B       CLASS C        CLASS R       CLASS T
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                          5.75          NONE          NONE           NONE          4.50

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS               NONE*         4.00          1.00           NONE          NONE*
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fee                                                    1.00          1.00          1.00           1.00          1.00

Rule 12b-1 fee                                                    NONE          0.75          0.75           NONE          0.25

Shareholder services fee                                          0.25          0.25          0.25           NONE          0.25


Other expenses**                                                  8.75          8.75          8.75           8.75          8.75
------------------------------------------------------------------------------------------------------------------------------------

TOTAL ANNUAL FUND OPERATING EXPENSES                             10.00         10.75         10.75           9.75         10.25

Fee waiver and/or expense reimbursements**                      (7.75)         (7.75)       (7.75)          (7.75)        (7.75)
------------------------------------------------------------------------------------------------------------------------------------

NET OPERATING EXPENSES***                                         2.25          3.00          3.00           2.00          2.50


* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF
AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF
REDEEMED WITHIN ONE YEAR.


  **  "OTHER EXPENSES" AND "FEE WAIVER AND/OR EXPENSE REIMBURSEMENTS" ARE
ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

*** THE DREYFUS CORPORATION HAS AGREED, UNTIL OCTOBER 31, 2000,
TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE FUND
SO THAT FUND EXPENSES
(EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES,
INTEREST EXPENSES, COMMITMENT FEES ON OFFERINGS, SHAREHOLDER
SERVICES FEES AND RULE 12B-1 FEES)
DO NOT EXCEED 2.00%.


Expense example


                            1 Year       3 Years
--------------------------------------------------------------------------------

CLASS A                     $790         $2,631

CLASS B
WITH REDEMPTION             $703         $2,672
WITHOUT REDEMPTION          $303         $2,372

CLASS C
WITH REDEMPTION             $403         $2,372
WITHOUT REDEMPTION          $303         $2,372

CLASS R                     $203         $2,117

CLASS T                     $692         $2,594


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only. The one-year number and the first year of the three-year number are based on net operating expenses.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

RULE 12B-1 FEE: the fee paid to the fund's distributor for financing the sale and distribution of Class B, Class C and Class T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: estimated fees to be paid by the fund for the current fiscal year for miscellaneous items such as transfer agency, custody, professional and registration fees.

The Fund       3





<PAGE 3>

MANAGEMENT


The fund's investment adviser is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $130 billion in over 160 mutual fund portfolios. The fund has agreed to pay Dreyfus an annual management fee of 1.00% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $500 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.


Dreyfus has engaged its affiliate, Newton Capital Management Limited, to serve as the fund's sub-investment adviser. Newton, located at 71 Queen Victoria Street, London, EC4V 4DR, England, was formed in 1977 and, as of December 31, 1999, together with its parent and its parent's subsidiaries, managed approximately $29 billion in discretionary separate accounts and other investment accounts.


The fund's primary portfolio manager is Miki Sugimoto. She has been the fund's primary portfolio manager since the fund's inception and has been employed by Newton since 1995. Prior to joining Newton, Ms. Sugimoto was employed for five years at S.G. Warburg where she worked primarily in the corporate finance department.


The fund, Dreyfus, Newton and Dreyfus Service Corporation (the fund's distributor) each have adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.


4



<PAGE 4>

Related Performance Information for Investment Accounts


Although the fund is newly organized and does not yet have its own full year of performance, the fund has the same investment objective and follows substantially the same investment policies and strategies as two investment accounts advised by Newton -- Newton Japan Fund and Mellon Newton Universal Growth Funds Japanese Equity Fund (collectively, the "Investment Accounts"). The fund currently has the same portfolio managers as the Investment Accounts. The table at right shows average annual total return information for the Investment Accounts and for the Morgan Stanley Capital International (MSCI) Japan Index, the benchmark index of the fund and the Investment Accounts.


Investors should not consider this performance data as an indication of the future performance of the fund. The performance figures for the Investment Accounts have been calculated by Micropal on a "bid-bid" basis (i.e., the price at which an investor can sell its shares) with the accounts' gross income reinvested in U.S. dollars. The performance figures were then adjusted to reflect the deduction of the historical fees and expenses paid by the Investment Accounts (1.50% of each Investment Account's net assets), and not those to be paid by the fund. Moreover, the performance of the Investment Accounts could have been adversely affected by the imposition of certain regulatory requirements, restrictions and limitations, if the accounts had been regulated as investment companies under the U.S. federal securities and tax laws. Additionally, although it is anticipated that the fund and the Investment Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of fund shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular fund holdings.

The one-year performance of the Investment Accounts was due in large part to a period of extremely strong stock market performance in Japan, which should not be expected over the long term.


Historical performance information for the Investment Accounts and for the MSCI Japan Index for various periods ended December 31, 1999 is as follows:

--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/99

                                                                     Since
                                            1 Year                 11/22/94*
--------------------------------------------------------------------------------

NEWTON JAPAN FUND                           57.27%                  7.61%

MELLON NEWTON UGF
JAPANESE EQUITY FUND                        57.18%                  7.12%

MSCI JAPAN INDEX**                          62.00%                  1.27%

   * NEWTON BEGAN MANAGING THE INVESTMENT ACCOUNTS ON NOVEMBER 22, 1994. PRIOR THERETO, THE INVESTMENT ACCOUNTS WERE MANAGED BY CAPITAL HOUSE, LLC, A SUBSIDIARY OF THE ROYAL BANK OF SCOTLAND. PERFORMANCE FOR THE MSCI JAPAN INDEX IS CALCULATED FROM OCTOBER 30, 1994.

** THE MSCI JAPAN INDEX IS A CAPITALIZATION WEIGHTED INDEX (ADJUSTED IN U.S. DOLLARS) OF COMPANIES IN JAPAN INTENDED TO REPLICATE THE INDUSTRY COMPOSITION OF THE LOCAL MARKET. THE CHOSEN LIST OF STOCKS INCLUDES A REPRESENTATIVE SAMPLING OF LARGE, MEDIUM AND SMALL CAPITALIZATION WEIGHTED STOCKS, TAKING EACH STOCK'S LIQUIDITY INTO ACCOUNT. THE RETURNS OF THE INDEX ASSUME REINVESTMENT NET OF WITHHOLDING TAX AND, UNLIKE FUND RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES.

The Fund       5




<PAGE 5>

FINANCIAL HIGHLIGHTS

As a new fund, financial highlights information is not available for the fund as of the date of this prospectus.


6



<PAGE 6>

Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described here.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it may be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge (CDSC).

* CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon

* CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon

* CLASS C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon

* CLASS R shares are designed for eligible institutions on behalf of their clients (individuals may not purchase these shares directly)

* CLASS T shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and have a shorter-term investment horizon

Your financial representative can help you choose the share class that is appropriate for you.

Reduced Class A and Class T sales charge

LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once.


RIGHT OF ACCUMULATION: lets you add the value of any shares you own in this fund, any other Dreyfus Premier fund, or any fund advised by Founders Asset Management LLC ("Founders"), an affiliate of Dreyfus, sold with a sales load, to the amount of your next Class A or Class T investment for purposes of calculating the sales charge.


CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.

Your Investment       7



<PAGE 7>

ACCOUNT POLICIES (CONTINUED)

Share class charges

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you.
--------------------------------------------------------------------------------

Sales charges

CLASS A AND CLASS T -- CHARGED WHEN YOU BUY SHARES

                                                     Sales charge                              Sales charge
                                                     deducted as a %                           as a % of your
Your investment                                      of offering price                         net investment
------------------------------------------------------------------------------------------------------------------------------------
                                                     Class                Class                Class                Class
                                                     A                    T                    A                    T
------------------------------------------------------------------------------------------------------------------------------------

Up to $49,999                                        5.75%                4.50%                6.10%                4.70%

$50,000 -- $99,999                                   4.50%                4.00%                4.70%                4.20%

$100,000 -- $249,999                                 3.50%                3.00%                3.60%                3.30%

$250,000 -- $499,999                                 2.50%                2.00%                2.60%                2.00%

$500,000 -- $999,999                                 2.00%                1.50%                2.00%                1.50%

$1 million or more*                                  0.00%                0.00%                0.00%                0.00%

* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).

Class T carry an annual Rule 12b-1 fee of 0.25% of the class's average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES


                                 CDSC as a % of your initial
Years since purchase             investment or your redemption
was made                         (whichever is less)
--------------------------------------------------------------------------------


Up to 2 years                    4.00%

2 -- 4 years                     3.00%

4 -- 5 years                     2.00%

5 -- 6 years                     1.00%

More than 6 years                Shares will automatically
                                 convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS R -- NO SALES LOAD OR RULE 12B-1 FEES

Buying shares

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus affect the fund's NAV on days when investors have no access to the fund.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      TELETRANSFER INVESTMENTS

TRADITIONAL IRAS                   $750               NO MINIMUM

SPOUSAL IRAS                       $500               NO MINIMUM

ROTH IRAS                          $750               NO MINIMUM

EDUCATION IRAS                     $500               NO MINIMUM
                                                      AFTER THE FIRST YEAR


All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C and R are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.

8




<PAGE 8>

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME through your financial representative, or you can contact the fund directly. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult the SAI for details.


BEFORE SELLING SHARES RECENTLY PURCHASED by check, TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not process wire, telephone or TeleTransfer redemption requests for up to eight business days following the purchase of those shares


General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

*  change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs; accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

* requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment       9

<PAGE 9>


DISTRIBUTIONS AND TAXES

THE FUND USUALLY PAYS ITS SHAREHOLDERS dividends from its net investment income, and distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.


FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). High portfolio turnover and more volatile markets can result in higher taxable distributions to shareholders, regardless of whether their shares increased in value. The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:


--------------------------------------------------------------------------------

Taxability of distributions

Type of                       Tax rate for          Tax rate for

distribution                  15% bracket           28% bracket or above
--------------------------------------------------------------------------------

INCOME                        ORDINARY              ORDINARY
DIVIDENDS                     INCOME RATE           INCOME RATE

SHORT-TERM                    ORDINARY              ORDINARY
CAPITAL GAINS                 INCOME RATE           INCOME RATE

LONG-TERM
CAPITAL GAINS                 10%                   20%

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table at left also can provide a guide for potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months.

10




<PAGE 10>

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS PAYROLL                 For making automatic investments
SAVINGS PLAN                    through a payroll deduction.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                the fund into another Dreyfus fund
                                or certain Founders-advised funds
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges from
EXCHANGE PRIVILEGE              the fund into another Dreyfus fund
                                or certain Founders-advised funds.
--------------------------------------------------------------------------------


For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
                                on Class B shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.


Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Your Investment       11




<PAGE 11>

INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   Name of Fund
   P.O. Box 6587, Providence, RI 02940-6587
   Attn: Institutional Processing


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to: Name of Fund

P.O. Box 6587, Providence, RI 02940-6587 Attn: Institutional Processing


           By Telephone

WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

   * ABA# 021000018

   * DDA# 8900403330

   * the fund name

   * the share class

   * your Social Security or tax ID number

   * name(s) of investor(s)

   * dealer number if applicable

   Call us to obtain an account number. Return your application with the account number on the application.

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900403330

* the fund name

* the share class

* your account number

* name(s) of investor(s)

* dealer number if applicable

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.

Automatically

   WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* the share class

* how and where to send the proceeds


Obtain a signature guarantee or other  documentation, if required (see page 9).


Mail your request to: The Dreyfus Family of Funds P.O. Box 6587, Providence, RI 02940-6587 Attn: Institutional Processing

WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.

AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

12








<PAGE 12>

INSTRUCTIONS FOR IRAS

TO OPEN AN ACCOUNT

In Writing

   Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

   Mail your application and a check to:
The Dreyfus Trust Company, Custodian P.O. Box 6427, Providence, RI 02940-6427
Attn: Institutional Processing


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail the slip and the check to: The Dreyfus Trust Company, Custodian P.O. Box 6427, Providence, RI 02940-6427
Attn: Institutional Processing


TO SELL SHARES

Write a letter of instruction that includes:

* your name and signature

* your account number and fund name

* the dollar amount you want to sell

* how and where to send the proceeds

* whether the distribution is qualified or premature

* whether the 10% TEFRA should be withheld


Obtain a signature guarantee or other documentation, if required (see page 9).


Mail your request to: The Dreyfus Trust Company P.O. Box 6427, Providence, RI 02940-6427
Attn: Institutional Processing

By Telephone

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900403330

* the fund name

* the share class * your account number

* name of investor

* the contribution year

* dealer number if applicable

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

Automatically


ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.

SYSTEMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

Your Investment       13








<PAGE 13>

NOTES

[Application p1]

[Application p2]

NOTES

For More Information

Dreyfus Premier Japan Fund

A series of Dreyfus Premier International Funds, Inc.
--------------------------------------

SEC file number:  811-6490

More information on this fund is available free upon request, including the following:

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (and is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144


ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.


(c) 2000 Dreyfus Service Corporation
296P0800